Exhibit 10.27

PLEDGE AGREEMENT

THIS AGREEMENT made as of the 20th. day of August, 2004.

AMONG:

SIEG BADKE.

(hereinafter called the "Pledgor")

OF THE FIRST PART

- and -

DORAL EZ INVESTMENTS INC.

(hereinafter called the "Pledgee")

OF THE SECOND PART

- and -

PURE PLAY MEDIA HOLDINGS, INC.

(hereinafter called the "Corporation")

OF THE THIRD PART

            WHEREAS the Pledgor is the registered and beneficial owner of 500 (pre-forward split) Common Shares in the capital of the Corporation;

            AND WHEREAS the Pledgor has agreed to pledge, charge and hypothecate its shares in the capital of the Corporation to the Pledgee as security for payment of any and all amounts now or hereafter owing, directly or indirectly, by Sieg Badke to the Pledgee (the "Pledgor's Obligations");

            NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements contained herein, and other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 - GRANT OF SECURITY INTEREST

1.1                As continuing security for the full and complete performance by the Pledgor of the Pledgor's Obligations, the Pledgor hereby grants to the Pledgee a security interest in the Pledged Shares pursuant to the provisions of the Personal Property Security Act, (Ontario) upon and subject to the terms hereinafter set forth.

ARTICLE 2 - ATTACHMENT

2.1                The Parties intend that the security interest hereby granted to the Pledgee in the Pledged Shares shall attach upon the execution of this Agreement.

ARTICLE 3 - PERFECTION

3.1                In order to perfect and in furtherance of the security interest hereby granted to the Pledgee, the Pledgor agrees that contemporaneously with the execution of this Agreement, the Pledgor shall deliver the following to the Pledgee:

                    (a)          the certificate representing the Pledged Shares duly endorsed in blank for transfer;

                    (b)          an undated transfer signed by the Pledgor; and

                    (c)          an undated resolution of the board of directors of the Corporation approving the transfer of the Pledged Shares in accordance with the terms of this Agreement.

3.2                In furtherance of this Agreement, the Pledgor hereby authorizes the Pledgee, in the event that the security interest granted herein becomes enforceable, to complete the said transfer and the said resolution by dating the same and delivering them to the Secretary of the Corporation for inclusion in the minute book of the Corporation.

ARTICLE 4 - RIGHT TO VOTE AND RECEIVE DISTRIBUTIONS

4.1                So long as there is no default hereunder, the Pledgor shall be entitled to exercise all rights incident to its ownership of the Pledged Shares and to receive all distributions paid or payable in respect of the Pledged Shares in accordance with the Articles of the Corporation. If the Pledgor receives any such payment contrary to the foregoing it shall stand possessed of the same in trust for the Pledgee and shall forthwith pay or deliver the same to the Pledgee on demand. This Agreement shall in no way affect or be interpreted to effect a transfer of title to the Pledged Shares from the Pledgor to the Pledgee or any assignee of its rights until such time as the security interest in the Pledged Shares shall have become enforceable in accordance with Article 6 hereof.

ARTICLE 5 - DEFAULT

5.1                The Pledgor shall be in default hereunder and all amounts secured hereby shall immediately become due and payable without notice to the Pledgor and the Pledgee shall be entitled to enforce its security hereunder, upon the happening of any of the following events:

                    (a)          the Pledgor fails to pay promptly any amount now or hereafter due on account;

                    (b)          the Pledgor fails to duly observe or perform any of the Pledgor's Obligations or breaches a covenant or agreement herein contained or any other agreement between the Pledgee and the Pledgor;

                    (c)          the Pledgor files an assignment in bankruptcy or a proposal under the Bankruptcy and Insolvency Act (Canada) or if a petition in bankruptcy is filed or presented against the Pledgor;

                    (d)          the Pledgor passes a resolution or petition is filed for its winding up;

                    (e)          the Pledgor becomes insolvent or makes an unauthorized assignment or bulk sale of its assets;

                    (f)          proceedings are commenced against the Pledgor under the Companies Creditors Arrangement Act (Canada) or any other legislation of the Province of Ontario or Parliament of Canada dealing with companies creditors arrangements;

                    (g)          the Pledgor purports to pass or takes or purports to take any corporate proceedings to enable it to dissolve or liquidate; or

                    (h)          a receiver is appointed for all or any part of the assets or property of the Pledgor.

ARTICLE 6 - ENFORCEMENT

6.1                At any time after the happening of any event by which the security hereby constituted becomes enforceable, the Pledgee shall have the following rights and powers:

                    (a)          to sell or otherwise dispose of the Pledged Shares or any portion thereof upon notice by public or private sale, for the account of the Pledgor at such place and on such terms and conditions, either for cash or on credit or for part cash and part credit as the Pledgee may determine and the Pledgor shall be liable for any deficiency;

                    (b)          to retain all or any part of the Pledged Shares in satisfaction of the indebtedness of the Pledgor to the Pledgee in the manner permitted by the Act; and

                    (c)          to enforce any other right or remedy that the Pledgee may have under applicable law provided that the Pledgee's rights and remedies hereunder are cumulative and may be enforced successively and concurrently together with any other right or remedy that the Pledgee may have under applicable law.

6.2                The Pledgee may charge on its own behalf and pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advice and services) in or in connection with realizing on and disposing of the Pledged Shares or any part thereof, and such sums shall be a first charge on the proceeds of realization.

6.3                The Pledgee may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Pledgor, debtors of the Pledgor, sureties and others and with the Pledged Shares and other securities as the Pledgee may see fit without prejudice to or in any way mitigating the liability of the Pledgor or the Pledgee's right to hold and realize this security.

6.4                The Pledgor shall not be entitled to receive any distributions in respect of the Pledged Shares after default and any distributions made in respect of the Pledged Shares after default and prior to the completion of the enforcement of the security granted hereby, shall be paid to the Pledgee and shall be applied by the Pledgee in satisfaction of the Pledgor's Obligations. Any sale of the Pledged Shares as provided for herein shall terminate the interest of the Pledgor in the Pledged Shares, including any equity of redemption.

6.5                In the event of any sale or realization of the Pledged Shares the Pledgee shall apply the proceeds as follows:

                    (a)          first, to the payment of all costs and expenses (including all legal fees, disbursements and court costs) incurred in respect of the Pledged Shares and the realization thereof;

                    (b)           secondly, in payment of any monies (including, without limitation, all monies payable in respect of the Pledgor's Obligations) owing or accruing due or other liabilities payable by the Pledgor to the Pledgee; and

                    (c)          the balance, if any, shall be paid to the Pledgor.

Provided that in the event of a sale for part cash and part credit, the Pledgee shall apply all the cash available, first against the payments required under Section 6.5(a), Section 6.5(b) and Section 6.5(c) above and thereafter the Pledgee shall, upon the realization of further cash from any such sale, continue to apply the cash as aforesaid.

6.6                The Pledgee may, if it deems it necessary for the proper realization of all or any part of the Pledged Shares, pay any encumbrance, lien, claim or charge that may exist or be threatened against the Pledged Shares and in every such case the amount so paid together with the costs, charges and expenses incurred in connection therewith shall constitute monies owing by the Pledgor to the Pledgee and are intended to be secured hereunder in the same manner as the Pledgor's Obligations.

6.7                In the event the proceeds of sale are not sufficient to satisfy the costs of sale and to satisfy the Pledgor's Obligations secured by this Agreement, the Pledgee shall be entitled to bring the appropriate legal proceedings against the Pledgor to recover the amount of the deficiency together with costs of collections (including legal fees and disbursements).

6.8                The Pledgee shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment for the Pledged Shares or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same for the purpose of preserving the rights of the Pledgor or any other person, firm or corporation in respect of same.

6.9                The security interest granted hereunder will not be released, discharged, mitigated, impaired or affected by:

                    (a)          any extensions of time, indulgences, renewals, releases, discharges or modifications which the Pledgee may make with the Pledgor;

                    (b)          any waiver by or failure of the Pledgee to enforce or perfect any of the terms, covenants, conditions and provisions of this Agreement or any other agreement or security respecting the Pledgor's Obligations; and

                    (c)          by any act, omission or proceeding, in relation to this Agreement, or any other agreement respecting the Pledgor's Obligations or liability to the Pledgee, including, without limitation, any other security, evidence of indebtedness or other guarantee now or subsequently given by the Pledgor including the neglect or default of the Pledgee which might otherwise operate to release or exonerate the Pledgor or the Pledgor's Obligations;

6.10                The security interest in favour of the Pledgee granted hereunder is in addition to and not in substitution for any other security, obligation or guarantee held by the Pledgee and shall not affect the rights, remedies and powers of the Pledgee in respect of any other security, obligation or guarantee and the Pledgee may enforce any security, obligation or guarantee held by it in the order that it may determine.

ARTICLE 7 - ASSIGNMENT BY THE PLEDGEE

7.1                The Pledgor acknowledges and agrees that the Pledgee shall be entitled, without the consent of the Pledgor, to negotiate, assign, discount, pledge or hypothecate the Pledgor's Obligations or any part thereof, together with all evidences of the Pledgor's Obligations and any security given therefor, and all its rights hereunder with respect to the Pledgor's Obligations to whomsoever it desires (the "holder(s)") subject to the equities, and in every such case:

                    (a)          payment of the Pledgor's Obligations shall be made by the Pledgor to the holder(s) of the Pledgor's Obligations instead of the Pledgee upon notice being given by the holder(s) to the Pledgor;

                    (b)          no holder(s) of the Pledgor's Obligations shall be affected by the state of accounts between the Pledgor and the Pledgee or by any equities existing between the Pledgor and the Pledgee unless otherwise expressly provided; and

                    (c)          the holder(s) of the Pledgor's Obligations shall be and is deemed to be a holder in due course and for value.

7.2                In the event of an assignment pursuant to Section 7.1 hereof, effective as of the date of such assignment, the name of the assignee of the rights under this Agreement with respect to the Pledgor's Obligations shall be deemed to be substituted for any reference herein to the Pledgee and all rights of the Pledgee with respect to the Pledgor's Obligations and the security therefor shall be conferred upon the assignee.

ARTICLE 8 - PAYMENT, ETC.

8.1                Provided no Default has occurred, then upon complete performance of the Pledgor's Obligations, the security interest in the Pledged Shares shall be discharged and the Pledgee shall forthwith deliver to the Pledgor the Certificate representing the Pledged Shares.

ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

9.1                The Pledgor hereby represents and warrants as follows and hereby acknowledges that the Pledgee is relying upon such representations and warranties:

                    (a)          That it is the absolute and beneficial owner of the Pledged Shares with good and marketable title, free and clear of any mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands of any kind other than any purchase money security interest granted in connection with the purchase of the Pledged Shares, and as such, has the exclusive right and full power to deliver the Pledged Shares to the Pledgee free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

                    (b)          No person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of the Pledged Shares or any interest therein or right thereto.

                    (c)          There is not pending any suit, action or other legal proceeding of any sort either to restrain or otherwise prevent in any manner the Pledgor from effectively delivering the Pledged Shares to the Pledgee free and clear of any and all claims, liens, security interests and encumbrances or any suit, action or proceeding the effect of which would be to cause a lien to attach to the Pledged Shares or to divest title to the Pledged Shares in any manner whatsoever.

                    (d)          The covenants representations and warranties of the Pledgor provided for herein shall survive the execution of this Agreement notwithstanding the execution of the same and regardless of any investigation by or on behalf of the Pledgee and shall continue in full force and effect for the benefit of the Pledgee until the pledge and security interest hereby constituted shall be discharged pursuant to Article 8 hereof.

ARTICLE 10 - COVENANTS BY THE PLEDGOR AND THE CORPORATION

10.1                The Pledgor and the Corporation hereby jointly and severally covenant and agree that during the currency of this Agreement that none of the following shall occur without the prior written consent of the Pledgee:

                    (a)          no additional Common shares of the Corporation shall be created, allotted or issued, nor shall any option or any other right to purchase or subscribe for shares or any interest(s) therein in the capital of the Corporation be granted , provided that if such written consent is granted then it shall be upon the condition that any certificate representing any share issued to the Pledgor shall be forthwith delivered under this Pledge Agreement to the Pledgee duly endorsed for transfer so as to become in every way a Pledged Share as defined in this Agreement;

                    (b)          the Corporation will not make any change in its issued or authorized capital (including share transfers and exchanges) whether by way of redemption or otherwise;

                    (c)          the Corporation will not take part in any amalgamation, merger or reorganization, reclassification or restructuring of its capital, or in any similar proceeding;

                    (d)          the Pledgor will not sell, transfer, convey, assign, pledge or otherwise encumber any Pledged Shares other than as provided for herein; and

                    (e)          the Corporation will not create, assume or suffer to exist any mortgage, hypothec, deed of trust, pledge, encumbrance, lien or charge of any kind upon any of its property or assets whether now owned, leased or hereafter acquired except to a Canadian chartered bank or other similar lending institution for bona fide financing requirements of the Corporation.

ARTICLE 11- GENERAL PROVISIONS

11.1                The Pledgor acknowledges receipt of a duplicate copy of this Agreement.

11.2                The Pledgor shall, at its own expense, sign and deliver such further and other papers, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof. In the event of the failure by the Pledgor to sign and deliver such papers, the Pledgee is hereby constituted and appointed the true and lawful attorney for and on behalf of the Pledgor with full power and authority to execute and deliver such papers.

11.3                All notices, requests, demands or other communications by the terms hereof required or permitted to be given or made by one party to another shall be given in writing by registered mail, postage prepaid, addressed to the parties at the address noted on the first page hereof or such other address or addresses the party to whom such notice, document or other communication is given may have designated by notice so given to any other party hereto. Any notice, document or other communication, if mailed, shall be deemed to have been given on the third business day following the postmarked date thereof, provided that no day on which a postal strike or interruption occurs shall be counted as a business day, and if delivered, on the day of delivery if a business day or, if not a business day, on the business day next following the date of delivery.

11.4                Time shall be of the essence of this Agreement and of every part hereof.

11.5                If any term or provision herein contained is determined to be void, voidable or unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity or enforceability of any other term or provision hereof and all terms and provisions hereof are hereby declared to be separate and distinct.

11.6                This Agreement shall be deemed to be an agreement made and shall be performed, construed and enforced in accordance with, and the rights of the parties hereto shall be governed by the laws of the Province of Ontario and the parties hereby agree to unconditionally and irrevocably attorn to the courts thereof.

11.7                All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, the verb agreeing therewith shall be construed as agreeing with the required word and pronoun.

11.8                All headings and titles in this Agreement are for reference only and are not to be used in the interpretation of the terms hereof.

11.9                This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, legal personal representatives, successors and assigns. Any reference herein to any party hereto shall be deemed a reference to the assignee of such party

                     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement, as of the day and year first above written.

SIEG BADKE                                                    PURE PLAY MEDIA HOLDINGS, INC

Per:  /s/ Sieg Badke                                              Per:  /s/ Sieg Badke
       Authorized Signing Officer                                    Authorized Signing Officer

DORAL EZ INVESTMENTS INC.

Per:  /s/ Erwin Zecha
       Authorized Signing Officer